SECURITIES AND EXCHANGE COMMISSION

 WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act 1934

Date of Report (date of earliest event reported): October 28, 2013

VANITY EVENTS HOLDING, INC.

 (Exact name of Company as specified in charter)

Delaware	000- 52524	43-2114545
(State or Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification Number)

1111 Kane Concourse, Suite 304
Bay Harbor Islands, FL  33154
(Address of principal executive offices) (zip code)

 (786) 763-3830
(Registrant's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of Company under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01                      Changes in Registrant’s Certifying Accountant.

On October 28, 2013, Vanity Events Holding, Inc. (the “Company”) dismissed Kabani & Company, Inc. (“Kabani”), as its independent registered public accounting firm. The reports of Kabani on the Company’s financial statements for each of the past two fiscal years contained no adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except as that the reports of Kabani for the fiscal years ended August 31, 2012 and 2011 indicated conditions which raised substantial doubt about the Company’s ability to continue as a going concern. The decision to change independent accountants was approved by the Company’s Board of Directors on October 14, 2013.

During the Company’s two most recent fiscal years and through the date of this report, it has had no disagreements with Kabani on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Kabani, would have caused it to make reference to the subject matter of such disagreements in its report on the Company’s financial statements for such periods.

During the Company’s two most recent fiscal years and through the date of this report on Form 8-K, there have been no reportable events as defined under Item 304(a)(1)(v) of Regulation S-K adopted by the SEC.

The Company provided Kabani with a copy of this disclosure before its filing with the SEC. The Company requested that Kabani provide us with a letter addressed to the SEC stating whether or not it agrees with the above statements, and the Company received a letter from Kabani stating that it agrees with the above statements.  A copy of the letter from Kabani is attached hereto as Exhibit 16.1.

New Independent Registered Public Accounting Firm

The Company’s Board of Directors appointed Bedinger & Company (“Bedinger”) as its new independent registered public accounting firm, effective as of October 28, 2013. During the two most recent fiscal years and through the date of the Company’s engagement of Bedinger, the Company did not consult with Bedinger regarding either (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, or (2) any matter that was either the subject of a disagreement (as defined in Regulation S-K Item 304(a)(1)(v)), during the two most recent fiscal years.

Prior to engaging Bedinger, Bedinger did not provide the Company with either written or oral advice that was an important factor considered by the Company in reaching a decision to change its independent registered public accounting firm from Kabani to Bedinger.

Item 9.01                      Financial Statements and Exhibits.
 (d)           Exhibits.

16.1	Letter from Kabani & Company, Inc. to the SEC, dated as of November 4, 2013.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VANITY EVENTS HOLDING, INC.

November 4, 2013	By:	/s/ Philip Ellett
Philip Ellett
Chief Executive Officer

3